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                                ARTHUR ANDERSEN LLP





                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------






As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-6952 for Hartford Life Insurance Company Separate Account Two on Form N-4.






                                                       /s/ Arthur Andersen LLP



Hartford, Connecticut
September 20, 1999